EXHIBIT 99.1

August 13, 2002

Georgia-Pacific Corporation
133 Peachtree Street, NE
P.O. Box 105605
Atlanta, GA 30348-5606

Attention:             Danny W. Huff,
                              Executive Vice President—Finance and Chief Financial Officer

                Re:        $650,000,000 Senior Capital Markets Bridge Facility

Ladies and Gentlemen:

You have advised us that Georgia-Pacific Corporation, a Georgia corporation (the “Borrower”), desires to obtain funds in the amount of $650,000,000 in a senior unsecured capital markets bridge credit facility (the “Senior Bridge Facility”) to repay existing indebtedness of the Borrower under the Credit Agreement (Capital Markets Bridge Facility), dated as of November 3, 2000 (as amended from time to time, the “Existing Capital Markets Credit Agreement”), among the Borrower, the lenders named therein, Bank of America, N.A., as agent, and Merrill Lynch Capital Corporation and Morgan Stanley Senior Funding Inc., as co-syndication agents.

In connection with the foregoing, each of the following financial institutions is pleased to offer its respective commitment to provide a portion of the Senior Bridge Facility in the amount indicated below, in each case upon and subject to the terms and conditions set forth in this letter and in the summary of terms attached as Annex I hereto (the “Term Sheet”):

Financial Institution	Commitment
Bank of America, N.A.	$325,000,000
Goldman Sachs Credit Partners L.P.	$325,000,000

The commitments of the respective financial institutions set forth above are several (and not joint) obligations of such entities.

It is agreed that Bank of America, N.A. (“Bank of America”) will act as the sole and exclusive administrative agent for the Senior Bridge Facility (in such capacity, the “Administrative Agent”), and that Banc of America Securities LLC (“BAS”) and Goldman Sachs Credit Partners L.P. (“Goldman Sachs”) will act as the sole and exclusive co-syndication agents for the Senior Bridge Facility (each, in such capacity, a “Co-Syndication Agent” and, collectively, the “Co-Syndication Agents”; and the Administrative Agent and the Co-Syndication Agents are collectively referred to as the “Agents” and each, an “Agent”), all upon and subject to the terms set forth in this letter and in the Term Sheet. In addition, it is agreed that BAS and Goldman Sachs will act as joint lead arrangers and book managers for the Senior Bridge Facility (each, in such capacity, an “Arranger” and, collectively, the “Arrangers”).

The Agents will act as agents for the Senior Bridge Facility in the capacities indicated above and the Arrangers will act as joint lead arrangers and book managers for the Senior Bridge Facility in the capacities indicated above. No additional agents or arrangers will be appointed without the

Georgia-Pacific Corporation
August 13, 2002

prior approval of the Agents and the Arrangers. As used herein, “we”, “us” and “our” shall refer to each of Bank of America, BAS and Goldman Sachs, as applicable.

Please be advised that the Arrangers may, at their discretion and in consulation with the Borrower, form a syndicate of financial institutions (the “Lenders”) for the Senior Bridge Facility. In the event that the Arrangers proceed with forming a syndication of the Senior Bridge Facility, you agree to actively assist the Arrangers in achieving a syndication of the Senior Bridge Facility that is satisfactory to them. It is understood and agreed that the Arrangers will manage and control all aspects of the syndication, including decisions as to the selection of proposed Lenders and any titles offered to proposed Lenders, when commitments will be accepted and the final allocations of the commitments among the Lenders. The provisions of this paragraph shall remain in full force and effect after and shall survive the closing of the Senior Bridge Facility.

The commitments of the Agents hereunder and the agreement of the Arrangers to provide the services described herein are subject to the satisfaction of each of the following conditions precedent in a manner acceptable to the Agents and the Arrangers in their sole discretion: (a) all other terms and conditions set forth herein and in the Term Sheet; (b) the completion of all due diligence with respect to the Borrower and its subsidiaries in scope and determination reasonably satisfactory to the Agents and the Arrangers in their sole discretion; (c) the absence of a material breach of any representation, warranty or agreement of the Borrower set forth herein; (d) the negotiation, execution and delivery of definitive documentation for the Senior Bridge Facility on terms mutually agreed and satisfactory to the Agents and the Arrangers; (e) no change, occurrence or development since December 29, 2001 that could, in the opinion of the Agents or the Arrangers, have a material adverse effect on the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Borrower and its subsidiaries taken as a whole shall have occurred or become known to the Agents or the Arrangers; (f) the Agents and the Arrangers not becoming aware after the date hereof of any information or other matter which in their judgment is inconsistent in a material and adverse manner with any information or other matter disclosed to them prior to the date hereof (in which case we may, in the Agents’ and the Arrangers’ sole discretion, suggest alternative financing amounts or structures that ensure adequate protection for the Lenders or terminate this letter and any commitment or undertaking hereunder); and (g) the execution and delivery of a separate fee letter among you and us dated as of even date herewith (the “Fee Letter”).

You hereby represent, warrant and covenant that to the best of your knowledge (a) all information, other than Projections (defined below), which has been or is hereafter made available to the Agents, the Arrangers, or the Lenders by you or any of your representatives in connection with the transactions contemplated hereby (the “Information”) is and will be complete and correct in all material respects and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading, and (b) all financial projections concerning the Borrower and its subsidiaries that have been or are hereafter made available to the Agents, the Arrangers, or the Lenders by you or any of your representatives (the “Projections”) have been or will be prepared in good faith based upon assumptions you believe to be reasonable. You agree to furnish us with such Information and Projections as we may reasonably request and to supplement the Information and the Projections from time to time until the closing date for the Senior Bridge Facility so that the representation, warranty and covenant in the preceding sentence is correct on such closing date. You understand that in arranging and syndicating the Senior Bridge Facility, the Agents and the Arrangers will be using and relying on the Information and the Projections without independent verification thereof.

Georgia-Pacific Corporation
August 13, 2002

By acceptance of this offer set forth in the second paragraph of this letter, the Borrower agrees to pay all reasonable out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses and due diligence expenses) actually incurred before or after the date hereof by us in connection with the Senior Bridge Facility and the syndication thereof.

In the event that any Indemnified Party (as defined below) becomes involved in any capacity in any action, claim, suit, proceeding or investigation arising out of or relating to or in connection with any matter contemplated by this letter, whether or not any Indemnified Party is a party to such action, claim, suit, proceeding or investigation, you agree to reimburse each Indemnified Party immediately upon request all expenses (including reasonable attorneys’ fees and expenses of outside counsel and the cost of any investigation and preparation) as they are incurred by any of the Indemnified Parties. You also agree to indemnify and hold harmless the Agents, the Arrangers, each Lender and each of their affiliates and their directors, officers, partners, members, employees, advisors and agents (each, an “Indemnified Party”) from and against any and all losses, claims, damages, liabilities, and expenses, joint or several, (including, without limitation, the reasonable fees and expenses of outside counsel) that are actually incurred by or asserted or awarded against any Indemnified Party, in each case related to or arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) any matters contemplated by this letter, the Fee Letter, the Senior Bridge Facility or any use made or proposed to be made with the proceeds thereof unless and only to the extent that, as to any Indemnified Party, it shall be determined in a final, nonappealable judgment by a court of competent jurisdiction that such losses, claims, damages, liabilities or expenses resulted primarily from the gross negligence or willful misconduct of such Indemnified Party. No Indemnified Party shall be liable for any damages arising from the use by others of Information or other materials obtained through internet, Intralinks or other similar information transmission systems in connection with the Senior Bridge Facility. You agree that no Indemnified Party shall have any liability for any indirect or consequential damages in connection with its activities related to the Senior Bridge Facility.

The terms of this letter, the Term Sheet and the Fee Letter are confidential and, except as may be required by law, may not be disclosed in whole or in part to any other person or entity without our prior written consent; provided, however, that it is understood and agreed that the Borrower may disclose this letter (but not the Fee Letter) (i) on a confidential basis to the board of directors, officers, accountants, attorneys and other professional advisors of the Borrower and its subsidiaries in connection with their consideration of the Senior Bridge Facility and (ii) after your acceptance of this Commitment Letter and the Fee Letter, in filings with the Securities and Exchange Commision and other applicable regulatory authorities and stock exchanges.

The provisions of the immediately preceding three paragraphs shall remain in full force and effect regardless of whether any definitive documentation for the Senior Bridge Facility shall be executed and notwithstanding the termination of this letter or any commitment or undertaking hereunder.

You agree, at the request of any of the Arrangers after consultation with the Borrower, other than as currently contemplated in connection with the Recapitalization Transaction (as defined in the Term Sheet), to take all steps necessary to cause the Senior Bridge Facility to be repaid or refinanced in full (the “Take-Out”) with proceeds from a bank or other credit facilities (the “Credit Facility Financing”) and/or with proceeds from the issuance and sale of debt securities of the Borrower (or any of its affiliates) in the capital markets (the “Capital Markets Financing”) on or before the earlier of February 16, 2003 or the date 45 days after you announce that your proposed Recapitalization Transaction (as defined in the Term Sheet) has been withdrawn or

Georgia-Pacific Corporation
August 13, 2002

terminated. It is understood that for purposes of this letter, the terms “Credit Facility Financing” and “Capital Markets Financing” herein shall not include any credit facilities to the Borrower and/or any of its subsidiaries and any issuance and/or sales of any debt securities of the Borrower and/or any of its affiliates, in each case contemplated or executed in connection with the Recapitalization Transaction.

If any of the Arrangers request that all or part of the Take-Out be effected through a Credit Facility Financing, you hereby agree to engage the Arrangers (i) as the sole and exclusive lead arrangers and book managers for the Credit Facility Financing and (ii) to form a syndicate of financial institutions reasonably acceptable to you for the Credit Facility Financing. The terms upon which such services will be provided, including any fees payable in respect thereof, will be set forth in a separate engagement letter and fee letter to be executed by Bank of America, the Arrangers and you. The Credit Facility Financing would, among other things, (i) be in a structure and contain pricing (including LIBOR and base rate plus applicable margins) and upfront fees sufficient to enable the Arrangers to fully syndicate the facility as determined by the Arrangers; (ii) contain usual and customary conditions, covenants (including, but not limited to, affirmative, negative and financial covenants), representations and warranties, indemnifications and events of default for take-out transactions of this type as the Arrangers shall reasonably determine; (iii) to the extent not prohibited by the Borrower’s or any of its subsidiaries’ existing credit arrangements or facilities, or indentures, be secured by a first priority lien on the accounts receivable and/or inventory of the Borrower and its subsidiaries; and (iv) contain any other terms and conditions that the Arrangers deem necessary or desirable.

If any of the Arrangers request that all or part of the Take-Out be effected through a Capital Markets Financing and if the Arrangers are willing and offer to act as arrangers, underwriters, lead managers and placement agents in connection therewith, then the terms related thereto will be agreed upon separately between you and BAS and Goldman Sachs (or its affiliate).

The agreements and provisions set forth in the three preceding paragraphs shall remain in full forth and effect after and shall survive the closing of the Senior Bridge Facility.

This letter and the Fee Letter shall be governed by, and construed in accordance with, the laws of the State of New York. Each of you, each Agent and each Arranger hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this letter, the transactions contemplated hereby and thereby or the actions of the Agents or the Arrangers in the negotiation, performance or enforcement hereof.

This letter, together with the Term Sheet and the Fee Letter, embodies the entire agreement and understanding among us with respect to the Senior Bridge Facility, superseding all prior agreements and understandings with respect thereto, and will be subject to such other mutual terms and conditions as agreed. This letter may be modified or amended only by the written agreement of all of us. This letter is not assignable by the Borrower without our prior written consent and is intended to be solely for the benefit of the parties hereto and the Indemnified Parties.

Each of this letter and the Fee Letter may be executed in separate counterparts which, taken together, shall constitute an original. Delivery of an executed counterpart of this letter or the Fee Letter by facsimile shall be effective as delivery of a manually executed counterpart thereof.

Georgia-Pacific Corporation
August 13, 2002

This undertaking and commitment will expire on at 5:00 p.m. on August 16, 2002, unless definitive documentation for the Senior Bridge Facility is executed and delivered on or prior thereto.

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Georgia-Pacific Corporation
August 13, 2002

We are pleased to have the opportunity to work with you in connection with this important financing.

Very truly yours,

BANK OF AMERICA, N.A.

By:	/S/ MICHAEL BALOK

Name:  Michael Balok
Title:    Managing Director

BANC OF AMERICA SECURITIES LLC

By:	/S/ JOSEPH SIEGEL, JR.

Name:  Joseph Siegel, Jr.
Title:    Managing Director

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:	/S/ R.T. WAGNER

Name:  R.T. Wagner
Title:    Managing Director

ACCEPTED AND AGREED TO
AS OF AUGUST 13, 2002:

GEORGIA-PACIFIC CORPORATION

By:	/S/ DANNY W. HUFF

Name:  Danny W. Huff
Title:    Executive Vice President-Finance
             and Chief Financial Officer